

Garnero Group Acquisition Company
Business Combination with WISeKey SA

NASDAQ: GGAC

Investor Presentation

November 2014



Disclosure

- The attached presentation was filed with the Securities and Exchange Commission on November 19, 2014 as part of the Form 8-K filed by Garnero Group Acquisition Company ("GGAC"). GGAC is holding presentations for certain of its shareholders, as well as other persons who might be interested in purchasing GGAC's securities, regarding its combination with WISeKey SA ("WISeKey SA" or the "Company"). The attached presentation will be distributed to attendees of these presentations.

- EarlyBirdCapital, Inc. ("EBC"), the managing underwriter of GGAC's initial public offering ("IPO") consummated on June 26, 2014, is acting as GGAC's advisor in these efforts and EBC will receive a fee in connection with this engagement. GGAC and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of GGAC's shareholders to be held to approve the merger.

- Shareholders OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GGAC'S PROXY STATEMENT ("PROXY STATEMENT") WHICH WILL CONTAIN IMPORTANT INFORMATION. Such persons may read GGAC's PROXY STATEMENT AND GGAC's FINAL PROSPECTUS DATED JUNE 25, 2014 for a description of the security holdings of GGAC's officers and directors and of EBC and their respective interests in the successful consummation of the business combination. The Proxy Statement will be mailed to shareholders as of a record date to be established for voting on the business combination. shareholders will also be able to obtain a copy of the Proxy Statement, without charge, by directing a request to 2665 South Bayshore Drive, Suite 220, Miami, FL 33133. The preliminary Proxy Statement and definitive Proxy Statement, once available, and final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

- This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about GGAC, WISeKey SA and their combined business after completion of the proposed acquisition. Forward-looking statements are all statements other than historical facts. Such forward-looking statements, based upon the current beliefs and expectations of GGAC's and WISeKey SA's management, are subject to risks, uncertainties and other factors, which could cause actual results to differ from the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements.

- The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; customer acceptance of new products; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which WISeKey SA is engaged; fluctuations in customer demand; management of rapid growth; general economic conditions; community relations; geopolitical events and regulatory changes, as well as other relevant risks detailed in GGAC's filings with the Securities and Exchange Commission.

- Certain of WISeKey SA's financial information and data contained in this presentation is unaudited and/or are prepared by WISeKey SA as a private company and do not conform to SEC Regulation S-X. Moreover, they contain certain financial information (EBITDA) not derived in accordance with US GAAP. Accordingly, such information and data will be adjusted and presented differently in GGAC's Proxy Statement and other filings with the SEC. GGAC and WISeKey SA believe that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of WISeKey SA to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due.

- The financial estimates and projections for WISeKey SA contained in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond WISeKey SA's control. While all estimates and projections are necessarily speculative, WISeKey SA believes that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the estimates and projections. The inclusion of the estimates and projections in this presentation should not be regarded as an indication that WISeKey SA, or its representatives, considered or consider the estimates or projections to be a reliable prediction of future events. WISeKey SA is not warranting the accuracy, reliability, appropriateness or completeness of the estimates or projections to anyone. Neither WISeKey SA's management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of WISeKey SA compared to the information contained in the estimates and projections, and none of them undertakes or intends to undertake any obligation to update or otherwise revise the estimates or projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the estimates and projections are shown to be in error. Accordingly, they should not be looked upon as "guidance" of any sort. WISeKey SA will not refer back to these estimates and forecasts in future periodic reports filed under the Securities Exchange Act of 1934.

Presenters & Table of Contents


ECONOMIC
FORUM

Carlos Creus Moreira
Founder, Chairman, CEO



Dourgam Kummer
COO



Peter Ward
CFO



I. What is WISeKey?



Business Description	WISeKey's solutions generate Digital Identities to enable the secure digital identification of people, content and objects
Founded	February 1999
Product names	WISecurity, WISeID, WISePhone, WISfans and WISeAuthentic
Employees	25 FTEs in Switzerland 40 FTEs in Vietnam 3 FTEs in Brazil with targeted growth to 20 by June 2015 Targeted growth to 100 FTE in USA by June 2015
Mid-term Strategic Objective	Enhance strategic position as a technology leader in the rapidly growing cyber security segment

WISeKey

Security

WISecurity

- Protect your online communications & data with personal, corporate and server (SSL) digital certificates. Protect corporate data with trusted archiving, invoicing & more
- Typical clients come from any industry that deals with confidential data

Authenticity

WISeAuthentic

- Digital Item ID for objects – Ensure the authenticity of goods, both online and physically, at any moment, from the supply chain to the end user and beyond
- Typical clients come from the luxury goods industry, including watchmakers and high-end clothing designers

Mobile

WISeid

- Digital Personal ID – Protect your privacy on the move by securing your mobile phone communications and data, make and receive payments, access your bank accounts & more
- Typical clients come from any industry that deals with confidential data

WISePhone+

- Mobile Phone Solutions for private individuals

WISeFans

- Digital Worldwide Fan Communities such as soccer clubs, sailing teams, and all other sport and non sport communities



II. Business Opportunity



Non Transactional

- OISTE WISeKey's Root Certificate is embedded in a large number of PCs, servers, desktops, browsers, mobile phones and other devices and software.

Windows, Android Macintosh, Linux Adobe, Internet browsers, etc

- Our Root Certificate is embedded in billions of devices & browsers



Transactional IDs

Person IDs

- Secures ID for individuals, for secure messaging, signatures and used for secure authentication, solve the "password" problem

Server IDs

- Secure communications between devices and servers to protect PII, transactions and other sensitive data

Object IDs

- Identifies objects, possessions, and proves authenticity and value

Mobile IDs

- Secures mobile devices and applications





Transactions

Subscriptions

- Revenue from ID issuance, cloud services, and other subscription sources.
- Revenue from secure communication subscriptions: securing communications between devices and people, whether voice, data, chat or video.

Secure Transactions/Payments

- Server IDs securing online transactions, cloud services, and web sites.
- Mobile IDs enabling more secure mobile transactions.

Advertising and Analytics

- Revenue from Ads, analytics, targeted advertisements.

Danger of losing the universality of the Internet due to the emergence of separate Digital domains

- National restrictions: some countries (China, Iran, Saudi Arabia, Cuba and Vietnam) impose tight controls on how the Internet links with the rest of the world
- Companies' restrictions: a few powerful companies, such as Facebook and Apple, propose their own web-based services
- Risk of discrimination: network operators choose to favor content providers prepared to pay up
- WISeKey's solutions will strive to foster global web neutrality


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Comparison of Select Global Security Companies

Company	Description	Listing	Founded	Equity Value ($m)	Enterprise Value ($USD MM)	Revenue 2013 ($m)	EBIT 2013 ($m)	EV/ EBITDA CY2015E	Growth – IPO Price to Today
Symantec	Provides security, backup, and availability solutions worldwide	Nasdaq	1982	17,585	15,887	6,799	1,407	6.8x	143%
Fireeye	Provides products and services for detecting, preventing, and resolving advanced cybersecurity threats	Nasdaq	2004	5,084	4,686	162	-164	NM	62%
Redhat	Provides open source software solutions to enterprise customers worldwide	NYSE	1993	11,833	11,030	1,482	230	20.9x	350%
Vasco	Designs, develops, and markets security systems to secure and manage access to user digital assets worldwide	Nasdaq	1991	1,056	930	155	14	17.4x	282%
Zixcorp	Provides email encryption, data loss prevention (DLP), and Bring-Your-Own-Device solutions	Nasdaq	1983	187	167	48	9	12.6x	73%

Source: CapitalIQ as of 11/18/2014

III. Transaction Overview

WISeKey + NASDAQ: GGAC

Transaction	▪ Garnero Group Acquisition Company (NASDAQ: GGAC) to combine with WISeKey SA
	  ▪ Post closing, combined company will continue to trade on NASDAQ
	▪ Pro forma enterprise value of approximately $234m and equity value of $350m (assuming no GGAC shareholder redemptions)
	  ▪ GGAC to issue 15.4m shares to existing WISeKey shareholders
	  ▪ GGAC will pay $15.0m in cash to WISeTrust and WISeKey for the purchase of certain assets related to WISeKey's business along with a portion of the shares issuable to WISeTrust above
	▪ WISeKey Shareholders will own approximately 43% of outstanding shares post-transaction
	▪ No minimum cash delivery closing condition (apart from $15mm to WISeTrust)

Timing	▪ Merger agreement executed on October 30, 2014 ▪ Expected closing in Q1 2015

Transaction Valuation & Ownership

Transaction Valuation (1)

($ and shares in thousands)

AT CLOSING	
Shares Oustanding	35,516
Amount in Trust per Share	$10.05
Equity Value	$356,934
WISeKey Debt	$0
Cash (1)	($122,969)
Implied Enterprise Value	**$233,965**

Sources & Uses (1,2)

($ and shares in thousands)

SOURCES	
GGAC Cash from Trust	$144'469
GGAC Stock Issuable at Close	$154'892
Total Sources:	**$299'360**

USES	
GGAC Stock Issued	$154'892
Fee and Expenses	$6'500
Cash Consideration	$15'000
Growth Capital	$122'969
Total Uses:	**$299'360**

Transaction Ownership (2,3)


Public Shares 45%
WISeKey Shares 43%
GGAC Management Shares 12%

Notes:
(1) Assumes acquisition of 100%
(2) Assumes no GGAC shareholder redemptions
(3) Includes GGAC Rights, does not include out-of-the-money warrants

Pro Forma Ownership Overview

PRO FORMA MERGER[1]

	93.4% Acquired (2)		100% Acquired (3)	
	Shares (4)	Fully Diluted (5)	Shares (4)	Fully Diluted (5)
GGAC Security Holders				
Sponsor Holders	3,594	3,594	3,594	3,594
Public Holders	15,813	23,000	15,813	23,000
Private Placement Holders	697	1,014	697	1,014
Subtotal	**20,104**	**27,608**	**20,104**	**27,608**
WISekey Security Holders				
Holders that executed definitive documents	13,436	13,436	13,436	13,436
Remaining Holders	-	-	950	950
Wisetrust(Shares paid, in addition to $15m cash)	1,026	1,026	1,026	1,026
Subtotal	14,462	14,462	15,412	15,412
Total	**34,566**	**42,071**	**35,516**	**43,021**
GGAC Security Holders				
Sponsor Holders	10.4%	8.5%	10.1%	8.4%
Public Holders	45.7%	54.7%	44.5%	53.5%
Private Placement Holders	2.0%	2.4%	2.0%	2.4%
Subtotal	**58.2%**	**65.6%**	**56.6%**	**64.2%**
WISekey Security Holders				
Holders that executed definitive documents	38.9%	31.9%	37.8%	31.2%
Remaining Holders	0.0%	0.0%	2.7%	2.2%
Wisetrust(Shares paid, in addition to $15m cash)	3.0%	2.4%	2.9%	2.4%
Subtotal	41.8%	34.4%	43.4%	35.8%
Total	**100.0%**	**100.0%**	**100.0%**	**100.0%**

(1) Assumes none of the public shareholders convert their shares into their pro rata portion of the Trust Account.
(2) WISeKey holders who have already accepted to exchange their holdings into shares of GGAC.
(3) Assumes 100% of WISeKey holders exchange their holdings into shares of GGAC. (Pro forma)
(4) Each outstanding unit holder receives 1/10th of share per right upon consummation of a transaction.
(5) Includes GGAC warrants.

WISeKey

ACQUISITION SCENARIOS

($ and shares in thousands)

	93.4% Acquired (1)		100% Acquired (2)	
	Shares	Implied Value (3)	Shares	Implied Value (3)
Stock Consideration Issued to:				
Holders that executed definitive documents	13,436	$135,032	13,436	$135,032
Remaining Holders	-	-	950	9,545
WISeTrust	1,026	10,315	1,026	10,315
Implied Value of Stock Consideration	**14,462**	**$145,347**	**15,412**	**$154,892**

	93.4% Acquired (1)	100% Acquired (2)
Cash Consideration Paid to:		
WISeTrust - For IP Assets	$14,000	$14,000
WISeTrust - For 50% of WISeKey USA	500	500
WISeKey - for 50% of WIseKey USA	500	500
Total Cash Consideration	15,000	15,000
Total Implied Consideration Value	**$160,347**	**$169,892**

(1) WISeKey holders who have already accepted to exchange their holdings into shares of GGAC.
(2) Assumes 100% of WISeKey holders exchange their holdings into shares of GGAC. (Pro forma)
(3) Stock consideration implied value is based upon and assumes $10.05 liquidation value per share.



IV. WISeKey Investment Case



Key Positioning Highlights

"One-stop shop" for customers with commercialisation of embedded solutions for high-growth end markets…

1 Growth Opportunities
- Large and growing market with large addressable need
- Projected high-growth across diversified end segments
- Exposure to high growth verticals

2 Technology Capabilities
- Innovative Secure Digital ID Provider
- End-to-end in house design, production and after market support
- Highly differentiated and sophisticated systems for mission critical applications
- Expertise in key verticals

3 Business Model
- Established business platform with a broad business model
- Innovative products / proprietary technology
- Financial model with ample room for operational leverage

4 Customer Base
- Blue chip customers with long-term relationships
- Tailored solutions to both large and small & medium customers
- High customer loyalty
- Pipeline includes Top Tier global corporations

5 Financial Profile
- Diversified revenue streams
- Above market top-line growth with multiple bolt-on opportunities to accelerate upside

6 Management Team
- Strong sector expertise combined with entrepreneurial pedigree
- c.100 years experience at Executive level

WISeKey

WISeKey: The Right Position in the Current Ecosystem

WISeKey is positioning itself as the "SWITZERLAND ON THE INTERNET" of Digital Identities, providing and protecting IDs for people, objects and content and enabling monetization throughout all three verticals.


Sites
Partners
WISeid
Objects
Sites

- A relationship of trust is established between the members of the federation.
- This trust model provides for the secure exchange and aggregation of information from the various actors and displays it in a portal or a device application.
- The collaboration is made possible through the use of services.

Product	Business to Customer	Business to Business	Business to Government
WISecurity	✔	✔	✔
WISeAuthentic	✔	✔	✘
WISeID	✔	✔	✘
WISePhone+	✔	✔	✔
WISfans	✔	✔	✘


Content
WISekey
People
Objects

The building blocks are in place for accelerated top-line and earnings growth

Solid Organic Growth Drivers

- Diversified small / medium size customer footprint with bespoke solutions that offer sticky relationships and compelling margins
- Serving high growth verticals with mission critical solutions
- Uniquely positioned to cross-sell into multiple departments/projects within a single customer
- Proximity to customers is a key differentiator

Accelerating Growth Through Acquisitions

- Fragmented participant offerings present numerous inorganic opportunities
- Access to significant investment capital post closing
- Ability to make tactical acquisitions to penetrate new verticals and geographies
- Software and services acquisitions will provide integrated solutions offering and improve margin profile

Continued Margin Expansion

- Differentiated / custom solutions warrant higher gross margin
- Operational gearing will drive earnings as end-markets continues to consider cyber security a major concern and are willing to increase spending
- Economics of Scale and Scope

Accelerating revenue, earnings and cash flow growth

WISeKey: Platform established for Near Term Monetization

Business model with income streams that can be highly levered

1999

Developing Countries
- Deploying infrastructures with Telecommunications Companies

2003

e-Voting
- First ever binding Internet vote
- Biometric enabled PKI e-voting for the Blind

2004

Intelligent Cities
- DestiNY USA – PKI, DRM, Biometrics, Physical & Logical Security

2005

National Identity Systems
- National ID cards &Passports

Digital TV Apps Protection
- Securing the digital video broadcasting infrastructure

2006

CertifyID
- Digital certification and identity management
- Logical & Physical Security

2007

WISeEntertainment
- Secure registration, access control
- Online social networking
- Secure communication

Dematerialization
- Secure, electronic bookkeeping of signed and time stamped documents for legal archiving

2008

Citizen Services Platform
- Operational validity, cryptographic validity, legal verification, semantic information

2010-2012

WISeID – Social ID Fans Ecosystems
- Mobile app focused on Digital Identity Security
- Sports mobile app for fan communities such as Oracle USA, Real Madrid, FC Barcelona, Swiss National Soccer Team

2013-2014

WISeAuthentic
- Securing luxury goods, artwork, pharmaceuticals, spare parts
- Online VIP social networking

2015 - 2016

WISeAuthentic
- Significant expansion opportunities with existing customers that will allow significant growth in terms of items count and across customer brands and offerings

CertifyID / WISeID
- Significant expansion opportunities with multi-national companies

WISfans
- Significant expansion opportunities with many of the world's best sport clubs and other fan communities to boost number of users and apply cross-selling



V. WISeKey Outlook



WISeKey Outlook

Metric	2014 Preliminary	2017 / 2018
Total Revenues	\$8m – \$9m	\$600m – \$1,100m
EBITDA	\$(1.3m) – \$(1.4m)	\$350m – \$650m
Net Income	\$(1.4m) – \$(1.5m)	\$275m – \$470m
CAPEX	\$1.2m – \$1.3m	\$30m – \$50m
Free Cash Flow	\$(0.3m) – \$(0.4)m	\$300m – \$500



Appendix I – Management Team




ECONOMIC
FORUM

Carlos Creus Moreira
Founder, Chairman, CEO



Dourgam Kummer
COO



Peter Ward
CFO



Kevin Blackman
CTO



Carlos Morena
VP Digital Brand Management

Current Board of Directors


Carlos Creus Moreira


Philippe Doubre


Dourgam Kummer


Peter Ward


Juan Hernandez Zayas


Maryla Shingler


Thomas J. Egger

WISeKey

Composed of influential individuals in different industries and sectors that advise and support WISeKey in the development of its strategy and business

The Advisory Committee is mandated by its charter to advise and support the company in:

- Revenue growth
- Organic growth (Solutions, Services)
- International expansion
- M&A's
- Business Models
- Corporate Image
- Strategic Partnerships, Alliances
- Business Strategy related to WISeKey's listing in the stock market



Carlos Creus Moreira
Founder
Chairman
CEO



Claude Béglé
Director General of SymbioSwiss



François Barrault
Former BT Global Services and / BT International Lucent Technologies



Fernando Chico Pardo
Founder and President of Promecap, Mexico



Robert Wolf
Founder and Chief Executive Officer of 32 Advisors



Serge Ferré
Former Corporate VP Nokia and Member of the Board of Nokia Int. Finance



Eric Pellaton
Co-Founder and former Chairman of ISMECA



Mario Garnero
Chairman of the Board of the Brasilinvest Group and GGAC



Philippe Pascal
Advisor to LVMH Chairman



Richard Attias
CEO of New York Event



Leonard H. Schrank
CEO and Chairman of ACT3 Technologies



Martial Chaillet
Founder and Partner of MediaWin & Partners



Abel Linares
Former CEO of Oesia, Terra, TPI Yellow Pages and Telefónica International



Appendix II – Financials



($ in thousands)	Dec 31, 2012	Sep 30, 2013	Dec 31, 2013	Sep 30, 2014
Total Revenue	4,144	5,542	6,218	2,021
Cost of Total Revenue	1,657	1,133	1,477	1,142
Gross profit	**2,487**	**4,408**	**4,740**	**879**
Operating Expenses	10,203	7,155	9,518	7,607
Operating Income (Expense)	**($7,716)**	**($2,747)**	**($4,778)**	**($6,728)**
Interest (Expense)	-36	-178	-293	-18
Other (Expense)	-546	-424	-466	-224
Loss of investments		-102	-277	-42
Pre-Tax Income (Expense)	-8,297	-3,450	-5,815	-7,012
Income Tax (Provision)	-1	-17	-20	-49
Currency translation gain (losses)	-117	-281	-128	72
Net Income(Expense)	**($8,416)**	**($3,748)**	**($5,963)**	**($6,989)**

($ in thousands)	Dec 31, 2012	Sep 30, 2013	Dec 31, 2013	Sep 30, 2014
Assets				
Current Assets				
Cash & Equivalents	31	47	441	541
Accounts Receivable	183	126	98	143
Inventory	20		10	4
Prepaid & Other	219	221	431	112
Total Current Assets	**$453**	**$394**	**$980**	**$800**
Property & Equipment, net	114	133	110	58
Investments in Subsidaries	43	372	187	108
Intangibles	1,396	4,544	4,287	3,153
Other Assets	64	62	64	60
TOTAL ASSETS	**$2,070**	**$5,506**	**$5,628**	**$4,179**
Liabilities & Equity				
Current Liabilities				
Bank Overdrafts	366	293		
Accounts Payable	1,617	766	959	665
Accrued Compensation	1,049	1,089	1,089	2,005
Deferred Revenue	177	87	97	1,629
Other	1,141	1,408	960	2,397
Total Current Liabilities	**$4,351**	**$3,644**	**$3,105**	**$6,696**
Payable to shareholders	2,935	867	978	1,178
Non Controlling Interests	3	3	3	3
Equity				
Paid in Capital	69,085	79,045	81,809	83,557
Accumulated (Deficit) Earnings	-74,304	-78,052	-80,267	-87,256
Total Equity	**($5,219)**	**$993**	**$1,541**	**($3,699)**
TOTAL LIABILITIES & EQUITY	**$2,070**	**$5,506**	**$5,628**	**$4,179**



Appendix III – Auxiliary Business Slides



WISeKey's OTS portfolio is evolving accordingly with Technology Trends and in Synchrony with other Business Units

*Enabling on-line **trust** for **mobile** users, and more…*


secureMessagin

Product

Traditional portfolio:

- Trusted IDs for persons and servers: SSL certificates, Personal certs, Adobe certs
- PKI Corporate solutions (managed PKI, TrustCenter, private PKI deployments…)
- Security solutions
- Professional Services

Value Proposition

Information Security techniques, such as trusted IDs, encryption and digital certificates are required in any business sector to protect and enable online transactions

- WISeKey's CertifyID certification services are enriched tremendously by the ability to generate the personal IDs from the smartphone using WISeID
- Once the user is assigned such this "ubiquitous" digital certificate, he can use the identification and encryption features consistently on all the devices
- No competitor in the PKI field offers a comparable solution

Segments

- Corporate solutions: any medium and large organizations providing on-line services to customers, employees or citizens is a potential customer
- Consumer solutions: OTS addresses this market indirectly through WISeID-related product lines

New Regional/Sectorial MPKI services

- WISeKey is developing a worldwide ecosystem of certification authorities that enable localized PKI solutions (i.e. new CA under ICP-Brasil)
- Projects like the joint venture with Bancorp (WISeCorp) for banking services or the new LatAm PKI represent a significant growth opportunity in the number of eIDs managed by WISeKey worldwide



WISeID - Password and Data Locker Platform



Product

Encrypted portable storage for sensitive data (usernames, passwords, PINs, credit cards, loyalty cards, notes and other information). Compatible with:

- Android
- iOS
- Windows
- Mac OS/X

Value Proposition

- Never forget a password
- Prevent password loss, data theft
- Convenient access across many devices
- Prevent identity theft
- Safeguard against phishing

Business Model / Customers

Premium model

- Application is free to install and use
- Perpetual license, one-time fee for premium functionality (Backup/Synch)

Opportunity

Freemium / Subscription model

- Yearly fee to enable Cloud Sync storage and other premium features

Segment Potential

- Estimated at > 500m consumers

WISeAuthentic - Overview

Anti-Counterfeiting



Sellout Management



CRM Enrichment


EXCLUSIVE COMMUNITY
Certified Owners Club

Product & Technology

- High security solution combining contact and contactless smartcards, innovative integration of server and client technology to protect goods, monitor sales, and enrich CRM.
- Backend / Front End services/dbs/apps
- Printers, embossers, cryptographic devices
- Desktop, Mobile
- Secure contact & contactless (NFC)

Business Model / Customers

HUBLOT | Dior | HYT | Le Guin

Number of watches sell-in
(subject to a minimum number linked to the production)

Cost per watch, Digital ID, Smartcard, Reader, Maintenance

SaaS or Inhouse Deployment

Value Proposition

WiseAuthentic is a Digital Brand Protection solution powering the Internet of Things with its unique platform that digitally certifies objects.

Brand Protection (Anti-counterfeiting) module:

- Provides a unique & non-forgeable digital element
- Provides secure contact & contactless support, depending on customer preference
- Proven technology/adopted standards

Sellout Management and Reporting

- Real-Time sales monitoring
- Enterprise business intelligence (BI) for analysis and reporting
- Gray market controls & warranty fraud prevention

CRM Enrichment

- Digital marketing
- Exclusive social communities & services
- Enhance client loyalty


About
WISePhone+
iPhone Edition

Product

Encrypted Voice and IM chat Platform for medium sized to for large user groups in public and private organizations designed to protect confidential corporate communications

Available for:

- Android
- iOS

Value Proposition

WISePhone provides secure communications that maintain the security and encryption that a company needs

- Anywhere
- Any time
- Many Devices

Business Model / Customers

B2B

Monthly flat-fee rate subscriptions

- One time fee for Account Activation

Currently deployments

- The Global Fund, Private Banks, Family Offices (CH,US,BR,FR,BG)

Installed on Premise, or use via managed service flavor: WISePhoneGO

Segment

Segment Potential

- 71% of business establishments with 50 or more employees use smartphones. (2012, Gartner)

Product Evolution

- Mobile Device Management
- Desktop Version
- Video Calls and conferencing

WISFans – Social Connections Platform


FCB Connect

Product

Connected social platform and mobile app ecosystem that keeps sports fans in touch with their favorite brand and idols

- Android
- iOS

Value Proposition

- Fans keep in touch with their brand, with real time messages from the brand and stars
- Fans reduce their social clutter and focus on desired social connections
- Brands connect intimately with their fan base
- Brands gather better analytics
- Sponsors create deep connections with committed fans

Business Model / Customers

Free app - application is free to install and use

Revenue derived from Business services (sponsorship, advertising/messaging)

Current customers

- Flamengo, SFV ASF, Vasco da Gama, Oracle Team USA

Segment

Segment Potential : Per Facebook, estimated at > 400m fans across football sports category et. al.

Revenue Forecast

- Sponsorship revenue estimated at 60,000 annual per app / club
- Per club brand messaging estimated at 200,000 annual (20,000 bi-weekly across 5 month season)